Baird 2009 Industrial Conference Exhibit 99.1

This presentation contains statements that we believe are “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995.  Forward-looking statements generally can be identified by the use of words such as  “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “continue,” “guidance”, or words of similar meaning.  These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated as of the date of this release.  Factors that could cause such a variance include the following:
significant volatility in raw material prices; competitive pressures on the company’s businesses; inability to implement pricing actions; negative impact of future pension contributions on the company’s cash flow; instability in the company’s electric motor and water products markets; further weakening in housing construction; further weakening in commercial construction; timing of any recoveries in housing or commercial construction; a slowdown in the Chinese economy; expected restructuring savings realized; further adverse changes in customer liquidity and general economic and capital market conditions; the impact of acquisition accounting or non-GAAP financial measures on the company’s financial statements or difficulties in closing on and integrating the proposed China acquisition, and realizing future growth and profit expectations.
Forward-looking statements included in this press release are made only as of the date of this presentation, and the company is under no obligation to update these statements to reflect subsequent events or circumstances.  All subsequent written and oral forward-looking statements attributed to the company, or persons acting on its behalf, are qualified entirely by these cautionary statements.
This presentation contains certain non-GAAP financial measures as that term is defined by the SEC.  Non-GAAP financial measures are generally identified by “Adjusted” (Adj.), “Non-GAAP” or “Before Restructuring”.
Forward Looking Statements

AOS

Listed

NYSE

THE NEW YORK STOCK EXCHANGE

AO Smith

Investment Case
• Leader in Commercial and
Residential Water Heaters
• 2009 Margin Expansion, in
spite of Significant Volume
Declines
• Strong Balance Sheet and
Cash Flow
• China/Asia
• Energy Efficient Products

4 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 2007 2008 2009 GAAP Forecast 2009 Non- GAAP forecast 2009 EPS Forecast $2.70 $2.85 $.15 Range $2.60 - $2.75 $2.95 - $3.13 $.18 Range

Sales 1,481.9 $  1,796.3 $  (314.4) $ -18%
Net Earnings 67.0 $      75.2 $      (8.2) $     -11%
EPS 2.21 $      2.48 $      (0.27) $   -11%
(in millions, except per share)
2009 2008 change % chg.
Financial Results – 9 months YTD
Earnings and EPS are Non-GAAP

Water Products 1,012.8 $ 1,105.0 $ (92.2) $   -8%
Electrical Products 472.0       694.9       (222.9)    -32%
Intersegment (2.9)         (3.6)         0.7
Total Sales 1,481.9 $ 1,796.3 $ (314.4) $  -18%
Segment Sales – 9 months YTD
2009 2008 change % chg.
(in millions)

Water Products 104.3 $    105.1 $    (0.8) $     -1%
Electrical Products 27.4        44.3        (16.9)      -38%
Corporate (35.8)       (36.9)       1.1         3%
Total Operating Profit 95.9 $     112.5 $    (16.6) $   -15%
Margin
Water Products 10.3% 9.5%
Electrical Products 5.8% 6.4%
Operating Profit – 9 months YTD
2009 2008 change % chg.
(in millions, except margins)

• Operating cash flow of
$198 million
• Expect operating cash
flow of approximately
$190 to $200 million in
2009
• Balance Sheet remains
strong
• Debt to Capital ratio of
24%
197. 8
75.0
0
20
40
60
80
100
120
140
160
180
200
Nine Month Cash Flow from Operations
9/30/08
9/30/09

9 A. O. Smith *EBITDA Excludes $8.7M for restructuring $1.4B $.9B Water Products Electrical Products* Sales EBITDA 31% 69%

10 0 200 400 600 800 1000 1200 1400 1600 2004 2005 2006 2007 2008 2009 thru Sept 0% 2% 4% 6% 8% 10% 12% Sales EBIT Margin Water Products – Sales & Earnings

[redacted]

AO Smith
Rheem
BRADFORD WHITE

[redacted]

AO Smith
Rheem
BRADFORD WHITE

11 U. S. Water Heater Market Segment 0% 10% 20% 30% 40% 50% Tankless Residential Market Commercial Market 0% 10% 20% 30% 40% 50% 60% Standard Commercial

AO Smith | Whirlpool | state WATER HEATERS | GSW | american WATER HEATER COMPANY | RELIANCE WATER HEATER COMPANY

12 NA Commercial 11% NA Residential 74% China 15% Water Products End Markets

0
100
200
300
400
500
600
700
800
900
1000
2004 2005 2006 2007 2008 2009 thru
Septmber
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
Sales EBIT Margin
Electrical Products–Sales & Earnings
EBIT Margin shown is Non-GAAP

HVAC & R
17%
Pump
16%
Distribution
23%
General
Industries
  10%
China/Asia
9%
Hermetic
25%
Trane
Carrier
Scroll Tech
York
Copeland
Pentair
Waterway
Hayward
Broan
Grainger
Johnstone
SCP
Major Customers
Electrical Products
Market Segments Served

15 Electrical Products End Markets China 9% NA Residential 61% NA Commercial 30%

16 China/Asia now 13% of Sales and Growing 0 50 100 150 200 250 300 2003 2004 2005 2006 2007 2008 Electrical Products Water Products Sales have grown 35% (CAGR) over the last 5 years

Segments by annual income
Global affluent
(>200,000 renminbi)
Mass affluent
(100,001–200,000 renminbi)
Upper middle class
(40,001–100,000 renminbi)
Lower middle class
(25,001–40,000 renminbi)
Poor (≤25,000 renminbi)
0
0
0.2
0.5
99.3
0.1
0.1
1.3
5.7
92.9
0.1
0.5
9.4
12.6
77.3
0.4
5.6
21.2
49.7
23.2
3.3
7.7
59.4
19.8
9.7
1985
1995
2005
2015²
2025²
66
109
191
280
373
100%, millions of urban households

17 Mega Trends - China Data: (The Value of China's Emerging Middle Class) Share of Chinese Urban Households, %

SANYO
人と·地球が大好きです
Mitsubishi Corporation
HITACHI
Inspire the Next
YASKAWA
Carrier
YORK
Leading the World in Heating.
HANBELL
TRANE
It's Hard To Stop A Trane.
Copeland
BITZER
INTERNATIONAL
McQuay
USD 000's

AO Smith

18 China Motor Manufacturing Commercial hermetic motors for air conditioning & refrigeration $0 $20 $40 $60 $80 $100 $120 2004 2005 2006 2007 2008 Suzhou Yueyang

• Since 1995
• Products designed for Chinese
consumers
• Experienced Chinese managers
• Double digit margin
• Strong retail presence
• Consistent strong growth
• Doubled capacity to 2M units -
2010
Nanjing, China

A. O. Smith 20%
Haier 19%
Makro 7%
Wanhe 7%
Ariston 6%
Rinnai 5%
Noritz 4%
Siemens 2%
> 100 Others 30%
> 100  Others
30%
Leading Electric Brands:
A.O. Smith, Haier, Ariston, Siemens
Leading Gas Instantaneous Brands:
Makro,  Wanhe, Rinnai, Noritz
Source: GFK-2009 (by Value)
Leading residential brands measured in currency; Tier One Market
China Residential Share

Number of stores entered
Suning
Guomei
SpecialtyStores

Retail channel Expansion
2008 to 2010
900
800
500
721
335
777
1100
750
0
200
400
600
800
1000
1200
1400
2008 2009P 2010P
Distribution Channel Expansion
• Suning currently has 800
stores and plans to reach
900 stores by year end
• Guomei is down sizing for
store efficiencies
• We have been assisting
distributors opening
specialty stores, and
developing service
oriented dealers network

22 Specialty Stores

Hierarchy of Global Drinking Water Needs
Source: AO Smith/MBK/2008
Availability
Desalinization, Well drilling, Pumping, Point-of-Egress
Security, Health, Hygiene
Chlorination, Heating/Boiling, Point of Entry
Access
Infrastructure, Home Plumbing
Taste/Convenience
Filtration, Bottled water, POU
Africa,
Middle East,
(Water Scarcity)
Sustainability
water recycling, bottled alternatives
Aesthetics
soft, carbonated, flavored
China, Eastern
Europe, India
(Water Quality/Health)
North America
W. Europe
(Custom Water)

China Water Purification Landscape
• Economic Growth
– GDP growth of 8-10%
– Retail and appliance sales +20% YOY
– Water Purification sales +10-15%/year
– Reverse Osmosis and Point of Use sales forecasted at +30%
• Improvement of Living Standards
– “Feature rich” apartment options
– Growing awareness of water health and quality
– In home product – 10% market penetration
• Declining Water Quality
– 70% of source water unsafe to drink
• Fragmented market

Chinese Water Purification Terminology
• Water Dispenser
– free standing unit, dispenses purchased
water from jugs, may dispense either hot or cold
• Drinking Machines
– free standing units that filters tap
water and may dispense either hot or cold
• Water Jugs
– carafe units, typically counter top, that allow
gravity filtration of tap water
• Water Purifiers/Cleaners
– stand alone, or multi-
component filtration.  Purifiers typically includes RO, typically piped-in and under sink.

Tianlong Acquisition
• Acquire leading product in China water purification
market
• Leverage A. O. Smith brand and water heater
presence in appliance stores and building centers
• Other benefits:
– Existing parallel channels and brands for distribution sales in China
– Existing quality manufacturing base for export sales (India)

Tianlong Profile
• Leading supplier of RO systems to the China market
– Domestic market share leader
– Exports to 30 countries
• Market channels
– 3200 franchise shops
– 8000 mom and pop stores
• Product Types
– Residential RO machines, RO membranes, filters, water softeners,
Commercial/Industrial equipment, Components of residential RO machines
• Profitability
– Accretive day 1
– ROIC greater than cost of capital in first full year under AOS ownership
• 2010 Preliminary Look
– Revenues greater than $75 million
– Operating margins in upper teens
– Accretion: $.10 to $.15 per share

• Bangalore
• Establish brand & position
product
• Develop manufacturing
capability
– Greenfield manufacturing facility
– Indian management team
• Focus on storage electric
water heaters
• Focus on top metropolitan
cities
India: Currently “Made in China”

29 Energy Efficiency

30 0 2000 4000 6000 8000 10000 12000 14000 16000 18000 20000 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 CAGR = 20.8% Cyclone Sales Growth 20% of commercial revenues in 2008

A.O.Smith
Water Heaters
A.O.Smith
Water Heaters

AO Smith

A. O. Smith Tankless Gas Water Heaters
• A comprehensive line of tankless water heaters
• Residential and Commercial designs
• Indoor and Outdoor installation options
• Available in Natural Gas or Propane
• Energy Efficient – up to 84% thermal efficiency

32 Heat Pump Water Heating • Acquisition of AERS – Specialty commercial manufacturer • Additional, new distribution channel • Introducing heat pump water heater in China

33 Solar Water Heating • Balcony mount system for China • Commercial system for Europe • Residential water heater for North America

New Centurion Pro Pump Motor
• Single-Speed, Two-Speed, Three Phase
• Improved cooling longer life
• Better bearing protection longer life
• Better wiring access easier installation
• Business
– Won 12,000 units ($1.2M) at Hayward
– Working with Pentair and Jandy for 2010 season

Energy Efficiency Strategy
* Average Selling Price
Premium 2 Speed
Efficiency Gains of 12%
running longer on Low
Speeds
Operating Savings of
30~65% over Single
Speed Motors
Variable Speed
90% over Single Speed
Flexible – Can be run at
Optimum Speed
Efficiency range 80%
Operating Savings of 30-
Motors
$70* $125* $425*
Traditional Single Speed
Single Speed
Avg. Efficiency = 68%

Efficient Comfort
Motor Solutions
Utilizing ECM
Technology

Comfort Series Models

Highly Efficient.
Ultra Quiet.
Extremely Versatile.

Premium Comfort
Ultimate in comfort capabilities

Comfort Plus
Combines simplicity of Comfort Select with reduced airflow control capabilities

Comfort Select
Five user defined taps for speed/torque control

Comfort Series Selection Guide

	Premium Comfort	Comfort Plus	Comfort Select
Full Variable Operation	✓	✓	
Constant Speed	✓	✓	✓
Constant Torque	✓	✓	✓
Constant Airflow	✓	✓	
PWM Control input	✓	✓	
0-10 Volt Control Input	✓		
Serial Communications (OPTO/RS485) for Control	✓		
16 Pin Thermostat Input	✓		
Ramp Rates	✓	✓	✓
Input Power - Single Voltage		✓	✓
Input Power - Multi Voltage	✓		

AO Smith

36 AOS Comfort Series

Residential Hermetic Variable Speed
• 59 frame IPM for Bristol
– Completed in just 3 weeks and delivered March 2
– Seeking IP protection on design
– Preliminary tests found 2 SEER point improvement
nd

Energy Efficient Products
• 40% of China water heater sales are highest energy
efficiency rating!
• 25% of water products sales exceed minimum
energy efficiency standards
• 9% of electrical products sales exceed minimum
energy efficiency standards

AOS

Listed

NYSE

THE NEW YORK STOCK EXCHANGE

AO Smith

Investment Case
• Leader in Commercial and
Residential Water Heaters
• Margin Expansion, in spite of
Significant Volume Declines
• Strong Balance Sheet and
Cash Flow
• China/Asia
• Energy Efficient Products

Thank you!

41 Investor Contact Patricia Ackerman Vice President, Investor Relations and Treasurer 414-359-4130 packerman@aosmith.com